Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY (this “Agreement”) is dated as of December 14, 2017, among TRANSMONTAIGNE OPERATING COMPANY L.P. (the “Borrower”), each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, certain banks and other lenders party thereto (the “Lenders”), and the Agent executed and delivered that certain Third Amended and Restated Senior Secured Credit Facility dated as of March 13, 2017 (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.2(c)(ii) of the Credit Agreement, the Borrower has requested that those existing Lenders listed on Exhibit A attached hereto increase their respective Revolving Credit Commitments by the amounts set forth on Exhibit A (such Lenders, the “Increasing Lenders”) and, subject to the terms and conditions hereof, the Agent and such Increasing Lenders have agreed to such increased Revolving Credit Commitments; and

WHEREAS, in connection with the foregoing, the Borrower has requested and, subject to the terms and conditions hereof, the Agent and the Lenders party hereto have agreed to make certain amendments to the Credit Agreement as more fully described below.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:

1.                                      Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the First Amendment Effective Date refer to the Credit Agreement as amended hereby.  “First Amendment Effective Date” means the date on which each of the conditions precedent set forth in Section 5 below has been satisfied.

2.                                      Revolving Credit Commitment Increase.  Subject to the satisfaction of the conditions precedent set forth in Section 5 below, each Increasing Lender hereby agrees that its Revolving Credit Commitment shall be increased by the amount specified on Exhibit A attached hereto with respect to such Increasing Lender.

3.                                      Reallocation.  Concurrently with the First Amendment Effective Date, to the extent necessary in order for each Lender’s Revolving Loans to be in accordance with its share of the Revolving Credit Committed Amount, each Lender shall sell to or purchase from, as applicable, each other Lender an amount necessary to place the aggregate outstanding amount of such Lender’s Revolving Loans in proportion to its share of the Revolving Credit Committed Amount in light of the increase and reallocation of the Revolving Credit Commitments hereunder (with the Borrower being liable for any indemnification payments required pursuant to Section 4.10 of the Credit Agreement).  Each such purchase and sale shall be at par and deemed consummated pursuant to the terms and conditions set forth in the form of Assignment and Assumption.

4.                                      Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 5 below:

(a)                                 The following definition shall be inserted in Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“First Amendment Effective Date” means the date on which each of the conditions precedent set forth in Section 5 of that certain First Amendment to Third Amended and Restated Senior Secured Credit Facility dated as of December 14, 2017, by and among the Borrower, each of the Lenders party thereto, and the Agent, has been satisfied.

(b)                                 Subsection (A) of Section 2.2(c)(ii) is hereby amended by replacing the text “$850,000,000” in the fifth line thereof with “$1,100,000,000”.

(c)                                  Schedule 1.1A of the Credit Agreement is hereby replaced in its entirety with Schedule 1.1A attached hereto as Exhibit B.

5.                                      Conditions Precedent. This Agreement shall become effective only upon satisfaction of each of the following conditions precedent:

(a)                                 The Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Agent:

(i)                                     counterparts of this Agreement duly executed by the Borrower, the Required Lenders (as determined immediately prior to time that each of the other conditions precedent in this Section 5 have been satisfied), the Increasing Lenders, and the Agent;

(ii)                                  counterparts of the Consent and Reaffirmation of the Guarantors attached hereto duly executed by each of the Guarantors;

(iii)                               duly executed Revolving Notes, to the extent requested by any Increasing Lender;

(iv)                              a duly executed loan certificate for the Borrower and each of the Guarantors, dated as of the First Amendment Effective Date, including a certificate of incumbency with respect to two or more authorized signatories of such Person, together with the following items: (A) a true, correct and complete copy of the Certificate (or Articles) of Incorporation, bylaws (or operating agreement), or other organizational or governing documents of such Person as in effect on the First Amendment Effective

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Date, (B) a good standing certificate for such Person certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation or organization and (C) a true, complete and correct copy of the resolutions of the board of directors, managers or similar governing body of such Person authorizing such Person to execute, deliver and perform this Agreement;

(v)                                 a duly executed certificate or certificates of TransMontaigne Partners L.P. stating that (i) all governmental, shareholder and third party consents and approvals, if any, necessary in connection with respect to this Agreement and the transactions contemplated thereby have been obtained, (ii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated hereby, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect and (iii) on the First Amendment Effective Date, (A) no Default or Event of Default exists or will exist immediately after giving effect to the transactions contemplated hereby, (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, (C) the Borrower is in compliance with the financial covenants set forth in Article VIII of the Credit Agreement both before and immediately after giving effect to the transactions contemplated hereby, (D) all documents and certificates delivered pursuant to this Section 5 are true and correct and in force and effect as of the First Amendment Effective Date, and (E) each of the conditions set forth in this Section 5 has been satisfied.

(vi)                              a duly executed Solvency Certificate; and

(vii)                           legal opinions of counsel to the Credit Parties addressed to each Lender and the Agent and dated as of the First Amendment Effective Date in form and substance reasonably satisfactory to the Agent.

(b)                                 the Borrower shall have paid to the Agent all fees and expenses due and payable under the Credit Agreement (including the fees of counsel to the extent invoiced at least one Business Day prior to the First Amendment Effective Date) and in connection with this Agreement, including, without limitation the fees set forth in that certain Engagement Letter dated as of November 21, 2017, by and between Borrower and Wells Fargo Securities, LLC.

(c)                                  the Agent and each Increasing Lender shall have received, at least three Business Days prior to the First Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws, including, without limitation, the USA Patriot Act, to the extent requested at least five Business Days prior to the First Amendment Effective Date.

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(d)                                 delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to any Mortgaged Real Estate as required by Flood Insurance Regulations and as otherwise reasonably required by the Agent.

(e)                                  delivery of such documents, instruments, agreements, certificates, and information as the Agent shall have reasonably requested.

6.                                      Effect of Agreement.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower and the other Credit Parties party thereto.

7.                                      No Novation or Mutual Departure.  The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the Credit Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the amendments in Sections 2 through 4 above, and (ii) nothing in this Agreement shall affect or limit the Agent’s or any Lender’s right to demand payment of liabilities owing from the Borrower or any other Credit Party to the Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Credit Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Credit Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Credit Documents.

8.                                      Ratification and Restatement.  The Borrower hereby (i) restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, as of the date hereof and the First Amendment Effective Date, in each case, after giving effect hereto and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and the First Amendment Effective Date and with specific reference to this Agreement and any other Credit Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).  This Agreement constitutes a Credit Document.

9.                                      No Default.  To induce the Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions hereof), the Borrower hereby acknowledges and agrees that, as of the date hereof and the First Amendment Effective Date, and, in each case, after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Lenders under the Credit Agreement or any Credit Document.

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10.                               Release.  In consideration of the amendments contained herein, the Borrower hereby waives and releases each of the Lenders, the Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof and as of the First Amendment Effective Date, with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.

11.                               Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Agreement.

12.                               Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Agreement via e-mail, facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

13.                               Section References.  Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

14.                               Recitals Incorporated Herein.  The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

15.                               Post-Closing Covenant.  The Credit Parties shall cause each of the actions set forth in Exhibit C hereto to be taken on or before the date set forth in such exhibit for such action (or such later date as the Agent may agree in writing in its reasonable discretion).  The failure of any Credit Party to comply with this Section 15 shall constitute an Event of Default under the Credit Agreement.

16.                               Further Assurances.  The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

17.                               Severability.  Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

18.                               Governing Law; Jury Trial; Submission to Jurisdiction.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New

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York.  Sections 14.2 and 14.3 of the Credit Agreement shall apply as if set forth in full herein modified mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.

BORROWER:

TRANSMONTAIGNE OPERATING COMPANY L.P.

By:	TransMontaigne Operating GP L.L.C., its sole general partner

	By:	/s/ Robert T. Fuller
	Name:	Robert T. Fuller
	Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

AGENT AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

	By:	/s/ Jacob L. Osterman
	Name:	Jacob L. Osterman
	Title:	Director

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

U.S. Bank National Association, as a Lender

By:	/s/ John C. Lozano
	Name:	John C. Lozano
	Title:	Vice President

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Cadence Bank, N.A. as a Lender

By:	/s/ David Anderson
	Name:	David Anderson
	Title:	Senior Vice President

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

The Huntington National Bank, as a Lender

By:	/s/ Christopher Renyi
	Name:	Christopher Renyi
	Title:	Senior Vice President

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Bank of America, N.A., as a Lender

By:	/s/ Michael Clayborne
	Name:	Michael Clayborne
	Title:	Director

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

Citizens Bank, N.A., as a Lender

By:	/s/ David Baron
	Name:	David Baron
	Title:	Vice President

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: MUFG Union Bank, N.A.,
as a Lender

By:	/s/ Anastasiya Haurylenia
	Name:	Anastasiya Haurylenia
	Title:	Vice President

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: ZB, N.A. dba Amegy Bank,
as a Lender

By:	/s/ Ronnie Causey
Name: Ronnie Causey
Title: Vice President

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: BNP Paribas,
as a Lender

By:	/s/ Joe Onischuk
Name: Joe Onischuk
Title: Managing Director

By:	/s/ Mark Renaud
Name: Mark Renaud
Title: Managing Director

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ Anna C. Ferreira
Name: Anna C. Ferreira
Title: Vice-President

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

CIT BANK, N.A.
as a Lender

By:	/s/ Stewart McLeod
Name: Stewart McLeod
Title: Director

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

COMERICA BANK,
as a Lender

By:	/s/ Cassandra M. Lucas
Name: Cassandra M. Lucas
Title: Portfolio Manager

[TMP -  First Amendment to Third Amended and Restated Senior Secured Credit Facility]

Citibank, N.A.,
as a Lender

By:	/s/ Thomas Benavides
Name: Thomas Benavides
Title: Director

[TMP - First Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

[TMP - First Amendment to Third Amended and Restated Senior Secured Credit Facility]

Compass Bank,
as a Lender

By:	/s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

[TMP - First Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle T. Helfrich
Name: Kyle T. Helfrich
Title: Vice President

[TMP - First Amendment to Third Amended and Restated Senior Secured Credit Facility]

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Matthew Davis
Name: Matthew Davis
Title: Vice President

[TMP - First Amendment to Third Amended and Restated Senior Secured Credit Facility]

CONSENT AND REAFFIRMATION

Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Third Amended and Restated Senior Secured Credit Facility (the “Agreement”), (ii) consents to the execution and delivery of the Agreement by the parties thereto, and (iii) reaffirms all of its obligations and covenants under that certain Second Amended and Restated Full Recourse Guaranty Agreement, dated as of March 13, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty Agreement”), executed by it, or later joined by it, and agrees that none of such obligations and covenants shall be limited by the execution and delivery of the Agreement.

Each of the undersigned confirms and reaffirms, as of the date hereof, (a) its guarantee of the Obligations (including, without limitation, the increase in Revolving Credit Commitments) under the Guaranty Agreement, and (b) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the increase in Revolving Credit Commitments) pursuant to the Security Documents.

As of the date hereof, each of the undersigned hereby represents and warrants that the representations and warranties of such Credit Party set forth in the Guaranty Agreement and the Security Agreement to which such Credit Party is a party, are true and correct in all material respects.

This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Capitalized terms used in this Consent and Reaffirmation without definition shall have the respective meanings ascribed thereto in the Agreement.

December 14, 2017:

TRANSMONTAIGNE PARTNERS L.P., a Delaware limited partnership

By: TransMontaigne GP L.L.C., its sole general partner

	By:	/s/ Robert T. Fuller
	Name:	Robert T. Fuller
	Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

TRANSMONTAIGNE OPERATING COMPANY L.P., a Delaware limited partnership

By: TransMontaigne Operating GP L.L.C., its sole general partner

	By:	/s/ Robert T. Fuller
	Name:	Robert T. Fuller
	Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

TRANSMONTAIGNE OPERATING GP L.L.C.,
a Delaware limited liability company

	By:	/s/ Robert T. Fuller
	Name:	Robert T. Fuller
	Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

TRANSMONTAIGNE TERMINALS L.L.C., a Delaware limited liability company

	By:	/s/ Robert T. Fuller
	Name:	Robert T. Fuller
	Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

RAZORBACK L.L.C.,
a Delaware limited liability company

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

TPME L.L.C.,
a Delaware limited liability company

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

TPSI TERMINALS L.L.C.,
a Delaware limited liability company

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

TLP FINANCE CORP.,
a Delaware corporation

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

TLP OPERATING FINANCE CORP.,
a Delaware corporation

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

TRANSMONTAIGNE PRODUCTS COMPANY L.L.C., a Delaware limited liability company

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT A

REVOLVING CREDIT COMMITMENT INCREASES

Increasing Lender	Additional Revolving Credit Commitment	Aggregate Revolving Credit Commitment
Wells Fargo Bank, National Association	$12,500,000	$67,500,000
US Bank	$12,500,000	$67,500,000
ABN AMRO	$25,000,000	$55,000,000
Bank of America	$15,000,000	$55,000,000
BMO	$25,000,000	$55,000,000
Citibank, N.A.	$15,000,000	$55,000,000
PNC	$25,000,000	$55,000,000
Royal Bank of Canada	$15,000,000	$55,000,000
MUFG	$15,000,000	$55,000,000
BNP Paribas	$10,000,000	$40,000,000
Cadence Bank, N.A.	$10,000,000	$40,000,000
Comerica Bank	$10,000,000	$40,000,000
BBVA Compass	$10,000,000	$40,000,000
Credit Suisse	$10,000,000	$40,000,000
ZB, N.A. dba Amegy Bank	$10,000,000	$40,000,000
CIT	$10,000,000	$30,000,000
Citizens	$10,000,000	$30,000,000
The Huntington National Bank	$10,000,000	$30,000,000
Total:	$250,000,000	$850,000,000

EXHIBIT B

SCHEDULE 1.1A TO THE CREDIT AGREEMENT

LENDERS

Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Wells Fargo Bank, National Association	$67,500,000	7.94%
US Bank	$67,500,000	7.94%
ABN AMRO	$55,000,000	6.47%
Bank of America	$55,000,000	6.47%
BMO	$55,000,000	6.47%
Citibank, N.A.	$55,000,000	6.47%
PNC	$55,000,000	6.47%
Royal Bank of Canada	$55,000,000	6.47%
MUFG	$55,000,000	6.47%
BNP Paribas	$40,000,000	4.71%
Cadence Bank, N.A.	$40,000,000	4.71%
Comerica Bank	$40,000,000	4.71%
BBVA Compass	$40,000,000	4.71%
Credit Suisse	$40,000,000	4.71%
ZB, N.A. dba Amegy Bank	$40,000,000	4.71%
CIT	$30,000,000	3.53%
Citizens	$30,000,000	3.53%
The Huntington National Bank	$30,000,000	3.53%
Total:	$850,000,000	100%

EXHIBIT C

POST-CLOSING COVENANT

Within 90 days after the First Amendment Effective Date (or such later date as the Agent may agree in writing in its reasonable discretion), the Credit Parties shall have delivered to the Agent a Mortgage or amendments to any existing Mortgage, as applicable, and all other Real Property Documentation (or updates thereto with respect to existing Real Property Documentation) requested by the Agent for each parcel or tract of the Real Estate owned by any Credit Party as of the First Amendment Effective Date other than for Excluded Real Estate; provided, however, that the amounts of the Mortgagee Policies designated on Schedule 6.19 of the Credit Agreement shall be subject to adjustment as reasonably required by the Agent.  Notwithstanding the foregoing, Landlord Agreements (except those Landlord Agreements being pursued pursuant to Section 7.22 of the Credit Agreement, which Landlord Agreements are currently under review by the parties thereto), fixture filings, boundary surveys and environmental reports described in subsections (c), (h), (i) and (j) of the definition of “Real Property Documentation” shall not be required with respect to any Mortgaged Real Estate that as of the First Amendment Effective Date secure the Credit Agreement; provided, however, that the Credit Parties will provide such surveys and environmental reports for such Mortgaged Real Estate at the request of the Agent in order for the Agent to comply with flood laws and regulations.